SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                        OF EACH OF THE LISTED PORTFOLIOS:

                              ---------------------


DWS Investments VIT Funds
  DWS Equity 500 Index VIP
  DWS Small Cap Index VIP

DWS Variable Series I
  DWS Bond VIP                                   DWS Growth & Income VIP
  DWS Capital Growth VIP                         DWS Health Care VIP
  DWS Global Opportunities VIP                   DWS International VIP

DWS Variable Series II
  DWS Alternative Asset Allocation Plus VIP      DWS Large Cap Value VIP
  DWS Balanced VIP                               DWS Mid Cap Growth VIP
  DWS Blue Chip VIP                              DWS Moderate Allocation VIP
  DWS Conservative Allocation VIP                DWS Money Market VIP
  DWS Core Fixed Income VIP                      DWS Small Cap Growth VIP
     DWS Diversified International Equity VIP    DWS Strategic Income VIP
  DWS Dreman Small Mid Cap Value VIP             DWS Strategic Value VIP
  DWS Global Thematic VIP                        DWS Technology VIP
  DWS Government & Agency Securities VIP         DWS Turner Mid Cap Growth VIP
  DWS Growth Allocation VIP
  DWS High Income VIP

The following information replaces similar disclosure under "Transfer Agent" in the "Fund Service Providers" or "Portfolio Service Providers" section or "Custodian and Transfer Agent" in the "Management of the Trust" section of each Portfolio's Statements of Additional Information:


DWS Investments Service Company ("DISC" or the "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for all classes of the Portfolio. The Transfer Agent receives an annual service fee for each account of the Portfolio, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.99 to $24.09 per account, for open wholesale money funds the fee is $35.55 per account, while for certain retirement accounts serviced on the recordkeeping system of ExpertPlan, Inc., the fee is a flat fee up to $3.91 per account (as of February 2009, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Portfolio. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Portfolio or are paid directly by the Portfolio. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by the Portfolio with the prior approval of the Portfolio's Board.






               Please Retain This Supplement for Future Reference




July 28, 2009